Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alion Science and Technology Corporation (the “Corporation”) on Form 10-Q for the quarter ending March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barry M. Broadus, Chief Financial Officer (Acting) of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 11, 2012

/s/ Barry M. Broadus
Name: Barry M. Broadus
Title: (Acting) Chief Financial Officer